Exhibit 99.1

DUKE ENERGY FLORIDA, LLC

$650,000,000 First Mortgage Bonds, 2.40% Series due 2031
$500,000,000 First Mortgage Bonds, 3.00% Series due 2051

UNDERWRITING AGREEMENT

November 29, 2021

BofA Securities, Inc.

Goldman Sachs & Co. LLC

Mizuho Securities USA LLC

SMBC Nikko Securities America, Inc.

Truist Securities, Inc.

As Representatives of the several Underwriters

c/o          BofA Securities, Inc.

1540 Broadway

NY8-540-26-02

New York, NY 10036

Ladies and Gentlemen:

Introductory. DUKE ENERGY FLORIDA, LLC, a Florida limited liability company (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell (i) $650,000,000 aggregate principal amount of First Mortgage Bonds, 2.40% Series due 2031 (the “2031 Bonds”) and (ii) $500,000,000 aggregate principal amount of First Mortgage Bonds, 3.00% Series due 2051 (the “2051 Bonds” and, together with the 2031 Bonds, the “Bonds”), to be issued under and secured by its Indenture, dated as of January 1, 1944 (the “Original Mortgage”), between the Company and The Bank of New York Mellon, as successor trustee (the “Trustee”), as amended and supplemented by various supplemental indentures, including the Fifty-Eighth Supplemental Indenture, to be dated as of November 1, 2021 (the “Supplemental Indenture”) (the Original Mortgage, as so amended and supplemented, being hereinafter called the “Mortgage”). BofA Securities, Inc., Goldman Sachs & Co. LLC, Mizuho Securities USA LLC, SMBC Nikko Securities America, Inc. and Truist Securities, Inc. (the “Representatives”) are acting as representatives of the several underwriters named in Schedule A hereto (together with the Representatives, the “Underwriters”). The Company understands that the several Underwriters propose to offer the Bonds for sale upon the terms and conditions contemplated by (i) this Agreement and (ii) the Base Prospectus, the Preliminary Prospectus and any Permitted Free Writing Prospectus (each as defined below) issued at or prior to the Applicable Time (as defined below) (the documents referred to in the foregoing subclause (ii) are referred to herein as the “Pricing Disclosure Package”).

1.      Representations and Warranties of the Company. As of the date hereof, as of the Applicable Time (as defined below) and as of the Closing Date (as defined below) the Company represents and warrants to, and agrees with, the several Underwriters that:

(a)	A registration statement (No. 333-233896-05), including a prospectus, relating to the Bonds and certain other securities has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”). Such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, became effective upon filing with the Commission pursuant to Rule 462 of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”), and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the 1933 Act has been initiated or threatened by the Commission (if prepared, any preliminary prospectus supplement specifically relating to the Bonds immediately prior to the Applicable Time included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations being hereinafter called a “Preliminary Prospectus”); the term “Registration Statement” means the registration statement as deemed revised pursuant to Rule 430B(f)(1) of the 1933 Act Regulations on the date of such registration statement’s effectiveness for purposes of Section 11 of the 1933 Act, as such section applies to the Company and the Underwriters for the Bonds pursuant to Rule 430B(f)(2) of the 1933 Act Regulations (the “Effective Date”), including all exhibits thereto and including the documents incorporated by reference in the prospectus contained in the Registration Statement at the time such part of the Registration Statement became effective; the term “Base Prospectus” means the prospectus filed with the Commission on the date hereof by the Company; and the term “Prospectus” means the Base Prospectus together with the prospectus supplement specifically relating to the Bonds prepared in accordance with the provisions of Rule 430B and promptly filed after execution and delivery of this Agreement pursuant to Rule 430B or Rule 424(b) of the 1933 Act Regulations; any information included in such Prospectus that was omitted from the Registration Statement at the time it became effective but that is deemed to be a part of and included in such registration statement pursuant to Rule 430B is referred to as “Rule 430B Information;” and any reference herein to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, prior to the date hereof; any reference to any amendment or supplement to any Preliminary Prospectus or Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement. For purposes of this Agreement, the term “Applicable Time” means 4:30 p.m. (New York City time) on the date hereof.

(b)	The Registration Statement, the Permitted Free Writing Prospectus specified on Schedule B hereto, the Preliminary Prospectus and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations; and (A) the Registration Statement, as of its original effective date, as of the date of any amendment, at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, and at the Closing Date, did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) (i) the Pricing Disclosure Package, as of the Applicable Time, did not, (ii) the Prospectus and any amendment or supplement thereto, as of their dates, will not, and (iii) the Prospectus as of the Closing Date will not, include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriters with respect to any statements or omissions made in reliance upon and in conformity with written information furnished to the Company by the Representatives on behalf of the Underwriters specifically for use in the Registration Statement, the Permitted Free Writing Prospectus, the Preliminary Prospectus or the Prospectus.

(c)	Any Permitted Free Writing Prospectus specified on Schedule B hereto as of its issue date and at all subsequent times through the completion of the public offer and sale of the Bonds or until any earlier date that the Company notified or notifies the Underwriters pursuant to Section 5(f) hereof did not, does not and will not include any information that conflicts with the information (not superseded or modified as of the Effective Date) contained in the Registration Statement, the Preliminary Prospectus or the Prospectus.

(d)	At the earliest time the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Bonds, the Company was not an “ineligible issuer” as defined in Rule 405 of the 1933 Act Regulations. The Company is, and was at the time of the initial filing of the Registration Statement, eligible to use Form S-3 under the 1933 Act.

(e)	The documents and interactive data in eXtensible Business Reporting Language (“XBRL”) incorporated or deemed to be incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, at the time they were filed or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), and, when read together with the other information in the Prospectus, (a) at the time the Registration Statement became effective, (b) at the Applicable Time and (c) on the Closing Date did not, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)	The Company’s most recent Annual Report filed on Form 10-K meets the conditions specified in General Instruction I(1)(a) and (b) of the General Instructions for Form 10-K, and the Company’s most recent Quarterly Report filed on Form 10-Q meets the conditions specified in General Instruction H(1) of the General Instructions for Form 10-Q.

(g)	The compliance by the Company with all of the provisions of this Agreement has been duly authorized by all necessary limited liability company action and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject that would have a material adverse effect on the business, financial condition or results of operations of the Company, nor will such action result in any violation of the provisions of the Articles of Organization, the Limited Liability Company Operating Agreement or other governing document of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties that would have a material adverse effect on the business, financial condition or results of operations of the Company; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except for authorization by the Florida Public Service Commission and the registration under the 1933 Act of the Bonds, qualification under the Trust Indenture Act of 1939, as amended (the “1939 Act”) and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Bonds by the Underwriters.

(h)	This Agreement has been duly authorized, executed and delivered by the Company.

(i)	The Original Mortgage has been duly authorized, executed and delivered by the Company and duly qualified under the 1939 Act and the Supplemental Indenture has been duly authorized and when executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, the Mortgage constitutes a valid and legally binding instrument of the Company enforceable against the Company in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws affecting mortgagees’ and other creditors’ rights generally and (ii) general principles of equity and any implied covenant of good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding at law or in equity and except for the effect on enforceability of federal or state law limiting, delaying or prohibiting the making of payments outside the United States); provided, however, that certain remedies, waivers and other provisions of the Mortgage may not be enforceable, but such unenforceability will not render the Mortgage invalid as a whole or affect the judicial enforcement of (x) the obligation of the Company to repay the principal, together with the interest thereon as provided in the Securities or (y) the right of the Trustee to exercise its right to foreclose under the Mortgage.

(j)	The Bonds have been duly authorized and when executed by the Company, and when authenticated by the Trustee, in the manner provided in the Mortgage and delivered against payment therefor, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting mortgagees’ and other creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and are entitled to the benefits and security afforded by the Mortgage in accordance with the terms of the Mortgage and the Bonds, except as set forth in paragraph (i) above.

(k)	Any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement or the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2020 or any subsequent Quarterly Report on Form 10-Q of the Company or any Current Report on Form 8-K of the Company with an execution or a filing date after December 31, 2020 are all indentures, mortgages, deeds of trust, loan agreements or other agreements or instruments that are material to the Company and its subsidiaries taken as a whole.

(l)	The Company has no “significant subsidiaries” within the meaning of Rule 1-02 of Regulation S-X under the 1933 Act.

(m)	The Company (i) is a limited liability company duly organized and validly existing in good standing under the laws of the State of Florida and (ii) is duly qualified to do business in each jurisdiction where the failure to be so qualified would materially adversely affect the ability of the Company to perform its obligations under this Agreement, the Mortgage or the Bonds.

3.      Purchase, Sale and Delivery of Bonds. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of (i) 99.199% of the principal amount of the 2031 Bonds plus accrued interest, if any, from December 2, 2021 and (ii) 98.555% of the principal amount of the 2051 Bonds plus accrued interest, if any, from December 2, 2021, (and in the manner set forth below), the respective principal amounts of Bonds set forth opposite the name of each Underwriter on Schedule A hereto plus the respective principal amounts of additional Bonds which each such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof. The Underwriters hereby also agree to make a payment to the Company in an aggregate amount equal to $1,925,000, including in respect of expenses incurred by the Company in connection with the offering of the Bonds.

Payment of the respective purchase prices for the Bonds to be purchased by the Underwriters and the payment referred to above shall be made to the Company by wire transfer of immediately available funds, payable to the order of the Company against delivery of the Bonds, in fully registered forms, to you or upon your order at 10:00 a.m., New York City time, on December 2, 2021 or such other time and date as shall be mutually agreed upon in writing by the Company and the Representatives (the “Closing Date”). The 2031 Bonds and the 2051 Bonds shall each be delivered in the form of one or more global certificates in aggregate denomination equal to the aggregate principal amount of the respective 2031 Bonds and 2051 Bonds upon original issuance, and registered in the name of Cede & Co., as nominee for The Depository Trust Company (“DTC”). All other documents referred to herein that are to be delivered at the Closing Date shall be delivered at that time at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019.

4.      Offering by the Underwriters. It is understood that the several Underwriters propose to offer the Bonds for sale to the public as set forth in the Pricing Disclosure Package and the Prospectus.

5.      Covenants of the Company. The Company covenants and agrees with the several Underwriters that:

(a)	The Company will cause any Preliminary Prospectus and the Prospectus to be filed pursuant to, and in compliance with, Rule 424(b) of the 1933 Act Regulations, and advise the Underwriters promptly of the filing of any amendment or supplement to the Registration Statement, any Preliminary Prospectus or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

(b)	If at any time when a prospectus relating to the Bonds (or the notice referred to in Rule 173(a) of the 1933 Act Regulations) is required to be delivered under the 1933 Act any event occurs as a result of which the Pricing Disclosure Package or the Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Pricing Disclosure Package or the Prospectus to comply with the 1933 Act, the Company promptly will prepare and file with the Commission an amendment, a supplement or an appropriate document pursuant to Section 13 or 14 of the 1934 Act which will correct such statement or omission or which will effect such compliance.

(c)	The Company, during the period when a prospectus relating to the Bonds is required to be delivered under the 1933 Act, will timely file all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act.

(d)	Without the prior consent of the Underwriters, the Company has not made and will not make any offer relating to the Bonds that would constitute a “free writing prospectus” as defined in Rule 405 of the 1933 Act Regulations, other than a Permitted Free Writing Prospectus; each Underwriter, severally and not jointly, represents and agrees that, without the prior consent of the Company, it has not made and will not make any offer relating to the Bonds that would constitute a “free writing prospectus” as defined in Rule 405 of the 1933 Act Regulations, other than a Permitted Free Writing Prospectus or a free writing prospectus that is not required to be filed by the Company pursuant to Rule 433 of the 1933 Act Regulations (“Rule 433”); any such free writing prospectus (which shall include the pricing term sheet referred to in Section 5(e) below), the use of which has been consented to by the Company and the Underwriters, is specified in Item 3 of Schedule B and herein is called a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

(e)	The Company agrees to prepare a pricing term sheet specifying the terms of the Bonds not contained in any Preliminary Prospectus, substantially in the form of Schedule C hereto and approved by the Representatives on behalf of the Underwriters, and to file such pricing term sheet as an “issuer free writing prospectus” pursuant to Rule 433 prior to the close of business two business days after the date hereof.

(f)	The Company agrees that if at any time following the issuance of a Permitted Free Writing Prospectus any event occurs as a result of which such Permitted Free Writing Prospectus would conflict with the information (not superseded or modified as of the Effective Date) in the Registration Statement, the Pricing Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Underwriters and, if requested by the Underwriters, will prepare and furnish without charge to each Underwriter a free writing prospectus or other document, the use of which has been consented to by the Underwriters, which will correct such conflict, statement or omission; provided, however, that this covenant shall not apply to any statements or omissions made in reliance upon and in conformity with written information furnished to the Company by the Representatives on behalf of the Underwriters specifically for use in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

(g)	The Company will make generally available to its security holders, in each case as soon as practicable but not later than 60 days after the close of the period covered thereby, earnings statements (in form complying with the provisions of Rule 158 under the 1933 Act, which need not be certified by independent certified public accountants unless required by the 1933 Act) covering (i) a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Registration Statement and (ii) a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the date of this Agreement.

(h)	The Company will furnish to you, without charge, copies of the Registration Statement (three of which will include all exhibits other than those incorporated by reference), the Pricing Disclosure Package and the Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you reasonably request.

(i)	The Company will arrange or cooperate in arrangements, if necessary, for the qualification of the Bonds for sale under the laws of such jurisdictions as you designate and will continue such qualifications in effect so long as required for the distribution; provided, however, that the Company shall not be required to qualify as a foreign limited liability company or to file any general consents to service of process under the laws of any state where it is not now so subject.

(j)	The Company will pay all expenses incident to the performance of its obligations under this Agreement including (i) the printing and filing of the Registration Statement and the printing of this Agreement and any Blue Sky Survey, (ii) the preparation and printing of certificates for the Bonds, (iii) the issuance and delivery of the Bonds as specified herein, (iv) the fees and disbursements of counsel for the Underwriters in connection with the qualification of the Bonds under the securities laws of any jurisdiction in accordance with the provisions of Section 5(i) and in connection with the preparation of the Blue Sky Survey, such fees not to exceed $5,000, (v) the printing and delivery to the Underwriters, in quantities as hereinabove referred to, of copies of the Registration Statement and any amendments thereto, of any Preliminary Prospectus, of the Prospectus, of any Permitted Free Writing Prospectus and any amendments or supplements thereto, (vi) any fees charged by independent rating agencies for rating the Bonds, (vii) any fees and expenses in connection with the listing of the Bonds on the New York Stock Exchange LLC, (viii) any filing fee required by the Financial Industry Regulatory Authority, Inc., (ix) the costs of any depository arrangements for the Bonds with DTC or any successor depositary, (x) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Bonds, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the Underwriters and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show; provided, however, the Underwriters shall reimburse a portion of the costs and expenses referred to in this clause (x), and (xi) the preparation, execution, filing and recording by the Company of the Supplemental Indenture; and the Company will pay all taxes, if any (but not including any transfer taxes), on the filing and recordation of the Supplemental Indenture.

(k)	Promptly after the Closing Date, the Company will cause the Supplemental Indenture to be recorded (i) in all recording offices in the State of Florida in which the property intended to be subject to the lien of the Mortgage is located and (ii) with the Surface Transportation Board.

6.      Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Bonds will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a)	The Prospectus shall have been filed by the Company with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for filing by the 1933 Act Regulations and in accordance herewith and each Permitted Free Writing Prospectus shall have been filed by the Company with the Commission within the applicable time periods prescribed for such filings by, and otherwise in compliance with, Rule 433.

(b)	At or after the Applicable Time and prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act shall have been instituted or, to the knowledge of the Company or you, shall be threatened by the Commission.

(c)	At or after the Applicable Time and prior to the Closing Date, the rating assigned by Moody’s Investors Service, Inc. or S&P Global Ratings (or any of their successors) to any debt securities or preferred stock of the Company as of the date of this Agreement shall not have been lowered.

(d)	Since the respective most recent dates as of which information is given in the Pricing Disclosure Package and the Prospectus and up to the Closing Date, there shall not have been any material adverse change in the condition of the Company, financial or otherwise, except as reflected in or contemplated by the Pricing Disclosure Package and the Prospectus, and, since such dates and up to the Closing Date, there shall not have been any material transaction entered into by the Company other than transactions contemplated by the Pricing Disclosure Package and the Prospectus and transactions in the ordinary course of business, the effect of which in your reasonable judgment is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Bonds on the terms and in the manner contemplated by the Pricing Disclosure Package and the Prospectus.

(e)	You shall have received an opinion of Dianne M. Triplett, Esq., Deputy General Counsel of Duke Energy Business Services LLC, the service company subsidiary of Duke Energy Corporation (who in such capacity provides legal services to the Company) (or other appropriate counsel reasonably satisfactory to the Representatives, which may include Duke Energy Corporation’s other “in-house” counsel), dated the Closing Date, to the effect that:

(i)	The Company has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Florida, with power and authority (limited liability company and other) to own its properties and conduct its business as described in the Pricing Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement.

(ii)	The Company is duly qualified to do business in each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires such qualification, except where the failure to so qualify, considering all such cases in the aggregate, does not have a material adverse effect on the business, properties, financial condition or results of operations of the Company.

(iii)	The Registration Statement became effective upon filing with the Commission pursuant to Rule 462 of the 1933 Act Regulations, and, to the best of such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the 1933 Act.

(iv)	The descriptions in the Registration Statement, the Pricing Disclosure Package and the Prospectus of any legal or governmental proceedings are accurate and fairly present the information required to be shown, and such counsel does not know of any litigation or any legal or governmental proceeding instituted or threatened against the Company or any of its properties that would be required to be disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus and is not so disclosed.

(v)	This Agreement has been duly authorized, executed and delivered by the Company.

(vi)	The issuance and sale of the Bonds by the Company and the execution, delivery and performance by the Company of this Agreement, the Mortgage and the Bonds will not contravene any of the provisions of the Articles of Organization or the Limited Liability Company Operating Agreement, the Florida Revised Limited Liability Company Act or any statute or any order, rule or regulation of which such counsel is aware of any court or governmental agency or body having jurisdiction over the Company or any of its property, nor will such action conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement to which the Company is a party or by which it or its property is bound or to which any of its property or assets is subject or any instrument filed or incorporated by reference as an exhibit to the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2020 or any subsequent Quarterly Report on Form 10-Q of the Company or any Current Report on Form 8-K of the Company with an execution or filing date after December 31, 2020, which affects in a material way the Company’s ability to perform its obligations under this Agreement, the Mortgage or the Bonds.

(vii)	The Florida Public Service Commission has issued an appropriate order with respect to the issuance and sale of the Bonds in accordance with this Agreement, and, to the best of such counsel’s knowledge, such order is still in effect and the issuance and sale of the Bonds to the Underwriters are in conformity with the terms of such order.

(viii)	The Mortgage has been duly qualified under the 1939 Act.

(ix)	The Mortgage has been duly and validly authorized by all necessary limited liability company action, has been duly and validly executed and delivered by the Company, and is a valid and binding mortgage of the Company enforceable in accordance with its terms; provided, however, that certain remedies, waivers and other provisions of the Mortgage may not be enforceable, but such unenforceability will not render the Mortgage invalid as a whole or affect the judicial enforcement of (A) the obligation of the Company to repay the principal, together with the interest thereon as provided in the Bonds or (B) the right of the Trustee to exercise its right to foreclose under the Mortgage.

(x)	The Bonds have been duly authorized, executed and issued by the Company and, when the same have been authenticated by the Trustee as specified in the Mortgage and delivered against payment therefor, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, and are entitled to the benefits and security afforded by the Mortgage in accordance with the terms of the Mortgage and the Bonds, except as set forth in paragraph (ix) above.

(xi)	The Company has good and marketable title, with minor exceptions, restrictions and reservations in conveyances, and defects that are of the nature ordinarily found in properties of similar character and magnitude and that, in such counsel’s opinion, will not in any substantial way impair the security afforded by the Mortgage, to all the properties described in the granting clauses of the Mortgage and upon which the Mortgage purports to create a lien. The description in the Mortgage of the above-mentioned properties is legally sufficient to constitute the Mortgage a lien upon said properties, including, without limitation, properties hereafter acquired by the Company (other than those expressly excepted and reserved therefrom). Said properties constitute substantially all the permanent physical properties and franchises (other than those expressly excepted and reserved therefrom) of the Company and are held by the Company free and clear of all liens and encumbrances except the lien of the Mortgage and excepted encumbrances, as defined in the Mortgage. The properties of the Company are subject to liens for current taxes, which it is the general practice of the Company to pay regularly as and when due. The Company has easements for rights-of-way adequate for the operation and maintenance of its transmission and distribution lines that are not constructed upon public highways. The Company has followed the practice generally of acquiring (i) certain rights-of-way and easements and certain small parcels of fee property appurtenant thereto and for use in conjunction therewith and (ii) certain other properties of small or inconsequential value, without an examination of title and, as to the title to lands affected by said rights-of-way and easements, of not examining the title of the lessor or grantor whenever the lands affected by such rights-of-way and easements are not of such substantial value as in the opinion of the Company to justify the expense attendant upon examination of titles in connection therewith. In the opinion of said counsel, such practice of the Company is consistent with sound economic practice and with the method followed by other companies engaged in the same business and is reasonably adequate to assure the Company of good and marketable title to all such property acquired by it. It is the opinion of said counsel that any such conditions or defects as may be covered by the above recited exceptions are not substantial and would not materially interfere with the Company’s use of such properties or with its business operations. The Company has the right of eminent domain in the State of Florida under which it may, if necessary, perfect or obtain title to privately owned land or acquire easements or rights-of-way required for use or used by the Company in its public utility operations.

(xii)	The Mortgage constitutes a valid, direct and first mortgage lien of record upon all franchises and properties now owned by the Company (other than those expressly excepted from the lien of the Mortgage and other than those franchises and properties which are not, individually or in the aggregate, material to the Company or the security afforded by the Mortgage) situated in the State of Florida, as described or referred to in the granting clauses of the Mortgage.

(xiii)	The Mortgage, other than the Supplemental Indenture, has been recorded and filed in such manner and in such places as may be required by law in order to fully preserve and protect, in all material respects, the security of the bondholders and all rights of the Trustee thereunder, and the Supplemental Indenture relating to the Bonds is in proper form for filing for record, both as a real estate mortgage and as a security interest, in all counties in the State of Florida in which any of the property (except as any therein or in the Mortgage are expressly excepted) described therein or in the Mortgage as subject to the lien of the Mortgage is located and, as a security interest, with the Surface Transportation Board and, upon such recording, the Supplemental Indenture will constitute adequate record notice to perfect the lien of the Mortgage, and preserve and protect, in all material respects, the security of the bondholders and all rights of the Trustee, as to all mortgaged and pledged property acquired by the Company subsequent to the recording of the Fifty-Seventh Supplemental Indenture dated as of June 1, 2020 and prior to the recording of the Supplemental Indenture.

(xiv)	No consent, approval, authorization, order, registration or qualification of or with any federal or Florida governmental agency or body or, to such counsel’s knowledge, any federal or Florida court, which has not been obtained or taken and is not in full force and effect, is required for the issuance and sale of the Bonds by the Company and the compliance by the Company with all of the provisions of this Agreement, except for the registration under the 1933 Act of the Bonds, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Bonds by the Underwriters.

Such counsel may state that such counsel’s opinions in paragraphs (ix), (x) and (xii) above are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting mortgagees’ and other creditors’ rights generally, and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing. Such counsel may also state that such counsel’s opinion in paragraph (xi) above is based upon the Company’s title insurance. Such counsel shall state that nothing has come to such counsel’s attention that has caused such counsel to believe that each document incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, when filed, was not, on its face, appropriately responsive, in all material respects, to the requirements of the 1934 Act and the 1934 Act Regulations. Such counsel shall also state that nothing has come to such counsel’s attention that has caused such counsel to believe that (i) the Registration Statement as of the effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Pricing Disclosure Package at the Applicable Time contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) that the Prospectus as of its date or at the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may also state that, except as otherwise expressly provided in such opinion, such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in or incorporated by reference into the Registration Statement, the Pricing Disclosure Package or the Prospectus and does not express any opinion or belief as to (i) the financial statements or other financial and accounting data contained or incorporated by reference therein, or excluded therefrom, including XBRL interactive data, (ii) the statement of the eligibility and qualification of the Trustee included in the Registration Statement (the “Form T-1”) or (iii) the information in the Pricing Disclosure Package and the Prospectus under the caption “Book-Entry System.”

In rendering the foregoing opinion, such counsel may state that such counsel has relied as to certain factual matters on information obtained from public officials, officers of the Company and other sources believed by such counsel to be reliable.

(f)	You shall have received an opinion of Hunton Andrews Kurth LLP, counsel to the Company, dated the Closing Date, to the effect that:

(i)	The statements set forth (i) under the caption “Description of First Mortgage Bonds” in the Base Prospectus and (ii) under the caption “Description of the Mortgage Bonds” in the Pricing Disclosure Package and the Prospectus, insofar as such statements purport to summarize certain provisions of the Mortgage and the Bonds, fairly summarize such provisions in all material respects.

(ii)	No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby; except for such consents, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Bonds by the Underwriters.

(iii)	The Company is not and, solely after giving effect to the offering and sale of the Bonds and the application of the proceeds thereof as described in the Prospectus, will not be subject to registration and regulation as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(iv)	The statements set forth in the Pricing Disclosure Package and the Prospectus under the caption “Underwriting,” insofar as such statements purport to summarize certain provisions of this Agreement, fairly summarize such provisions in all material respects.

(v)	The statements set forth in the Pricing Disclosure Package and the Prospectus under the caption “Certain U.S. Federal Income Tax Considerations for Non-U.S. Holders,” insofar as such statements purport to constitute summaries of matters of United States federal income tax law, constitute accurate and complete summaries, in all material respects, subject to the qualifications set forth therein.

In rendering the foregoing opinions, Hunton Andrews Kurth LLP may state that (i) “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority required to be made or obtained by the Company pursuant to Applicable Laws, other than any consent, approval, license, authorization, validation, filing, qualification or registration that may have become applicable as a result of the involvement of any party (other than the Company) in the transactions contemplated by this Agreement or because of such parties’ legal or regulatory status or because of any other facts specifically pertaining to such parties; (ii) “Governmental Authorities” means any court, regulatory body, administrative agency or governmental body of the State of New York having jurisdiction over the Company under Applicable Laws and the Federal Energy Regulatory Commission, but excluding the New York State Public Service Commission; and (iii) “Applicable Laws” means those laws, rules and regulations of the State of New York and those federal laws, rules and regulations of the United States, in each case, that, in such counsel’s experience, are normally applicable to transactions of the type contemplated by this Agreement (other than the antifraud provisions of the United States federal securities laws, state securities or Blue Sky laws, antifraud laws, and the rules and regulations of the Financial Industry Regulatory Authority, Inc., and the New York State Public Service Commission and the New York State Public Service Law), but without such counsel having made any special investigation as to the applicability of any specific law, rule or regulation, and the Federal Power Act and the rules and regulations of the Federal Energy Regulatory Commission thereunder. In addition, such counsel may state that it has relied as to certain factual matters on information obtained from public officials, officers and representatives of the Company and that the signatures on all documents examined by such counsel are genuine, assumptions which such counsel shall not independently verified.

You shall also have received a statement of Hunton Andrews Kurth LLP, dated the Closing Date, to the effect that:

(i) no facts have come to such counsel’s attention that have caused such counsel to believe that the documents filed by the Company under the 1934 Act and the 1934 Act Regulations that are incorporated by reference in the preliminary prospectus supplement that forms a part of the Pricing Disclosure Package and the Prospectus, when filed, were not, on their face, appropriately responsive in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations (except that in each case such counsel need not express any view with respect to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom, including with respect to compliance with XBRL interactive data requirements), (ii) no facts have come to such counsel’s attention that have caused such counsel to believe that the Registration Statement, at the Applicable Time and the Prospectus, as of its date, appeared, on their face, not to be appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations (except that in each case such counsel need not express any view as to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom, including with respect to compliance with XBRL interactive data requirements or that part of the Registration Statement that constitutes the statement of eligibility on the Form T-1) and (iii) no facts have come to such counsel’s attention that have caused such counsel to believe that the Registration Statement, at the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case such counsel need not express any view as to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom, including with respect to compliance with XBRL interactive data requirements, or that part of the Registration Statement that constitutes the statement of eligibility on the Form T-1). Such counsel shall further state that, in addition, no facts have come to such counsel’s attention that have caused such counsel to believe that the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need not express any view with respect to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom, including with respect to compliance with XBRL interactive data requirements).

In addition, such statement shall confirm that the Prospectus has been filed with the Commission within the time period required by Rule 424 of the 1933 Act Regulations and any required filing of a Permitted Free Writing Prospectus pursuant to Rule 433 of the 1933 Act Regulations has been made with the Commission within the time period required by Rule 433(d) of the 1933 Act Regulations. Such statement shall further state that assuming the accuracy of the factual matters contained in the representations and warranties of the Company set forth in Section 2(d) of this Agreement, the Registration Statement became effective upon filing with the Commission pursuant to Rule 462 of the 1933 Act Regulations and, pursuant to Section 309 of the 1939 Act, the Mortgage has been qualified under the 1939 Act, and that based solely on such counsel’s review of the Commission’s website, no stop order suspending the effectiveness of the Registration Statement has been issued and, to such counsel’s knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission. In addition, such counsel may state that such counsel does not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus and has made no independent check or verification thereof (except to the limited extent referred to in Sections 6(f)(i), (iv) and (v) above).

(g)	You shall have received a letter from Sidley Austin llp, counsel for the Underwriters, dated the Closing Date, with respect to such opinions and statements as you may reasonably request, and the Company shall have furnished to such counsel such documents as it may request for the purpose of enabling it to pass upon such matters. In giving its opinion, Sidley Austin llp may rely on the opinion of Dianne M. Triplett, Esq. (or other appropriate counsel reasonably satisfactory to the Representatives) as to matters of Florida law.

(h)	At or after the date hereof, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally or of the securities of the Company or Duke Energy Corporation, on the New York Stock Exchange LLC; or (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or a material disruption in commercial banking services or securities settlement or clearance services in the United States; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this subsection (h) in your reasonable judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Bonds on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus. In such event there shall be no liability on the part of any party to any other party except as otherwise provided in Section 7 hereof and except for the expenses to be borne by the Company as provided in Section 5(j) hereof.

(i)	You shall have received a certificate of the Chairman of the Board, the President, any Vice President, the Secretary or an Assistant Secretary and any financial or accounting officer of the Company, dated the Closing Date, in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct as of the Closing Date, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date, that the conditions specified in Section 6(c) and Section 6(d) have been satisfied, and that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission.

(j)	At the time of the execution of this Agreement, you shall have received a letter dated such date, in form and substance satisfactory to you, from Deloitte & Touche LLP, the Company’s independent registered public accounting firm, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement, the Pricing Disclosure Package and the Prospectus, including specific references to inquiries regarding any increase in long-term debt (excluding current maturities), decrease in net current assets (defined as current assets less current liabilities) or member’s equity, and decrease in operating revenues or net income for the period subsequent to the latest financial statements incorporated by reference in the Registration Statement when compared with the corresponding period from the preceding year, as of a specified date not more than three business days prior to the date of this Agreement.

(k)	At the Closing Date, you shall have received from Deloitte & Touche LLP, a letter dated as of the Closing Date, to the effect that it reaffirms the statements made in the letter furnished pursuant to subsection (j) of this Section 6, except that the specified date referred to shall be not more than three business days prior to the Closing Date.

The Company will furnish you with such conformed copies of such opinions, certificates, letters and documents as you reasonably request.

7.      Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter, their respective officers and directors, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act, as follows:

(i)	against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) including the Rule 430B Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Representatives on behalf of the Underwriters expressly for use in the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus;

(ii)	against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

(iii)	against any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) of this subsection 7(a).

In no case shall the Company be liable under this indemnity agreement with respect to any claim made against any Underwriter or any such controlling person unless the Company shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but failure so to notify the Company shall not relieve it from any liability which it may have otherwise than under subsections 7(a) and 7(d). The Company shall be entitled to participate at its own expense in the defense, or, if it so elects, within a reasonable time after receipt of such notice, to assume the defense of any suit, but if it so elects to assume the defense, such defense shall be conducted by counsel chosen by it and approved by the Underwriter or Underwriters or controlling person or persons, or defendant or defendants in any suit so brought, which approval shall not be unreasonably withheld. In any such suit, any Underwriter or any such controlling person shall have the right to employ its own counsel, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the Company and such Underwriter shall have mutually agreed to the employment of such counsel, or (ii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company and such Underwriter or such controlling person shall have been advised by such counsel that a conflict of interest between the Company and such Underwriter or such controlling person may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and also the indemnified party (it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Underwriters and all such controlling persons, which firm shall be designated in writing by you). The Company agrees to notify you within a reasonable time of the assertion of any claim against it, any of its officers or directors or any person who controls the Company within the meaning of Section 15 of the 1933 Act, in connection with the sale of the Bonds.

(b)	Each Underwriter severally and not jointly agrees that it will indemnify and hold harmless the Company, its directors and each of the officers of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act to the same extent as the indemnity contained in subsection (a) of this Section, but only with respect to statements or omissions made in the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by the Representatives on behalf of the Underwriters expressly for use in the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus. In case any action shall be brought against the Company or any person so indemnified based on the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company and each person so indemnified shall have the rights and duties given to the Underwriters, by the provisions of subsection (a) of this Section 7.

(c)	No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding, and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)	If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party in respect of any and all loss, liability, claim, damage and expense whatsoever (or actions in respect thereof) that would otherwise have been indemnified under the terms of such indemnity, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Bonds. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total compensation received by the Underwriters in respect of the underwriting discount as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Bonds underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute are several in proportion to their respective underwriting obligations and not joint.

8.      Default by One or More of the Underwriters. (a) If any Underwriter shall default in its obligation to purchase the principal amount of the 2031 Bonds or the 2051 Bonds, as applicable, which it has agreed to purchase hereunder on the Closing Date, you may in your discretion arrange for you or another party or other parties to purchase such 2031 Bonds and/or 2051 Bonds, as applicable, on the terms contained herein. If within twenty-four hours after such default by any Underwriter you do not arrange for the purchase of such Bonds, then the Company shall be entitled to a further period of twenty-four hours within which to procure another party or other parties satisfactory to you to purchase such Bonds on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Bonds, or the Company notifies you that it has so arranged for the purchase of such Bonds, you or the Company shall have the right to postpone such Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Pricing Disclosure Package or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement, the Pricing Disclosure Package or the Prospectus which may be required. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 8 with like effect as if such person had originally been a party to this Agreement with respect to such Bonds.

(b)	If, after giving effect to any arrangements for the purchase of the Bonds of a defaulting Underwriter or Underwriters by you or the Company as provided in subsection (a) above, the aggregate amount of such Bonds which remains unpurchased does not exceed one-tenth of the aggregate amount of all the Bonds to be purchased at such Closing Date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the amounts of Bonds which such Underwriter agreed to purchase hereunder at such Closing Date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the amounts of Bonds which such Underwriter agreed to purchase hereunder) of the Bonds of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)	If, after giving effect to any arrangements for the purchase of the Bonds of a defaulting Underwriter or Underwriters by you or the Company as provided in subsection (a) above, the aggregate amount of such Bonds which remains unpurchased exceeds one-tenth of the aggregate amount of all the Bonds to be purchased at such Closing Date, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase the Bonds of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company as provided in Section 5(j) hereof and the indemnity and contribution agreement in Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

9.      Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or the Company, or any of their respective officers or directors or any controlling person referred to in Section 7 hereof, and will survive delivery of and payment for the Bonds.

10.  Reliance on Your Acts. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.

11.  No Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Bonds pursuant to this Agreement is an arm’s-length commercial transaction between the Company on the one hand, and the Underwriters on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or its shareholders, creditors, employees, or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the transaction contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

12.  Recognition of the U.S. Special Resolution Regimes.

(i)        In the event that any Underwriter that is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii)        In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate (as defined below) of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as defined below) under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 12:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

13.  Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed or telecopied and confirmed to BofA Securities, Inc., 1540 Broadway, NY8-540-26-02, New York, NY 10036, Attention: High Grade Transaction Management/Legal, (fax no.: (212) 901-7881), Email: dg.hg_ua_notices@bofa.com; Goldman Sachs & Co. LLC, 200 West Street, New York, NY 10282, Attention: Registration Department; Mizuho Securities USA LLC, 1271 Avenue of the Americas, New York, NY 10020, Attention: Debt Capital Markets; SMBC Nikko Securities America, Inc., 277 Park Avenue, New York, NY 10172, Attention: Debt Capital Markets, Truist Securities, Inc., 3333 Peachtree Road, NE, Atlanta, GA 30326, Attention: Investment Grade Capital Markets, (fax no.: (404) 926-5027), or if sent to the Company, will be mailed or telecopied and confirmed to it at 550 South Tryon Street, Charlotte, North Carolina 28202, Attention: Chris R. Bauer, Assistant Treasurer, Telephone: (704) 382-5826. Any such communications shall take effect upon receipt thereof.

14.  Business Day. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

15.  Successors. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, officers and directors referred to in Section 7 and their respective successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons, officers and directors and their respective successors, heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Bonds from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

16.  Counterparts; Electronic Signatures. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. The words “execution,” signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement, the Mortgage or the Bonds shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

17.  Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

If the foregoing is in accordance with your understanding, kindly sign and return to us two counterparts hereof, and upon confirmation and acceptance by the Underwriters, this Agreement and such confirmation and acceptance will become a binding agreement between the Company, on the one hand, and each of the Underwriters, on the other hand, in accordance with its terms.

Very truly yours,

DUKE ENERGY FLORIDA, LLC

By:	/s/ Chris R. Bauer
	Name:	Chris R. Bauer
	Title:	Assistant Treasurer

[Remainder of page left blank intentionally]

[Signature Page to Underwriting Agreement]

The foregoing Underwriting Agreement is hereby
confirmed and accepted as of the date first above written.

BofA Securities, Inc.

Goldman Sachs & Co. LLC

Mizuho Securities USA LLC

SMBC Nikko Securities America, Inc.

Truist Securities, Inc.

On behalf of each of the Underwriters

BofA Securities, Inc.		Goldman Sachs & Co. LLC

By:	/s/ Shawn Cepeda	By:	/s/ Daniel Young
	Name: Shawn Cepeda		Name: Daniel Young
	Title: Managing Director		Title: Managing Director

Mizuho Securities USA LLC		SMBC Nikko Securities America, Inc.

By:	/s/ Brittany Starck Pinkerton	By:	/s/ Omar F. Zaman
	Name: Brittany Starck Pinkerton		Name: Omar F. Zaman
	Title: Managing Director		Title: Managing Director

Truist Securities, Inc.

By:	/s/ Rob Nordlinger
Name: Rob Nordlinger
Title: Director

[Signature Page to Underwriting Agreement]

SCHEDULE A

Underwriter	Principal Amount of 2031 Bonds to be Purchased	Principal Amount of 2051 Bonds to be Purchased
BofA Securities, Inc.	$78,000,000	$60,000,000
Goldman Sachs & Co. LLC	78,000,000	60,000,000
Mizuho Securities USA LLC	78,000,000	60,000,000
SMBC Nikko Securities America, Inc.	78,000,000	60,000,000
Truist Securities, Inc.	78,000,000	60,000,000
MUFG Securities Americas Inc.	52,000,000	40,000,000
Scotia Capital (USA) Inc.	52,000,000	40,000,000
TD Securities (USA) LLC	52,000,000	40,000,000
Loop Capital Markets LLC	32,500,000	25,000,000
Santander Investment Securities Inc.	29,250,000	22,500,000
Siebert Williams Shank & Co., LLC	29,250,000	22,500,000
Cabrera Capital Markets LLC	3,250,000	2,500,000
C.L. King & Associates, Inc.	3,250,000	2,500,000
Great Pacific Securities	3,250,000	2,500,000
Mischler Financial Group, Inc.	3,250,000	2,500,000
Total	$650,000,000	$500,000,000

A-1

SCHEDULE B

PRICING DISCLOSURE PACKAGE

1)       Base Prospectus

2)       Preliminary Prospectus Supplement dated November 29, 2021

3)       Permitted Free Writing Prospectus

a)       Pricing Term Sheet attached as Schedule C hereto

B-1

SCHEDULE C

Filed pursuant to Rule 433

November 29, 2021

Relating to

Preliminary Prospectus Supplement dated November 29, 2021

to

Prospectus dated September 23, 2019

Registration Statement No. 333-233896-05

Duke Energy Florida, LLC

$650,000,000 First Mortgage Bonds, 2.40% Series due 2031
$500,000,000 First Mortgage Bonds, 3.00% Series due 2051

Pricing Term Sheet

Issuer:	Duke Energy Florida, LLC
Trade Date:	November 29, 2021
Settlement Date:	December 2, 2021 (T + 3)
Interest Payment Dates:	June 15 and December 15 of each year, beginning on June 15, 2022
Security Description:	First Mortgage Bonds, 2.40% Series due 2031 (the “2031 Sustainability Bonds”)	First Mortgage Bonds, 3.00% Series due 2051 (the “2051 Sustainability Bonds”)
Principal Amount:	$650,000,000	$500,000,000
Maturity Date:	December 15, 2031	December 15, 2051
Price to Public:	99.849% per 2031 Sustainability Bond, plus accrued interest, if any, from December 2, 2021	99.430% per 2051 Sustainability Bond, plus accrued interest, if any, from December 2, 2021
Coupon:	2.40%	3.00%
Benchmark Treasury:	1.375% due November 15, 2031	2.000% due August 15, 2051
Benchmark Treasury Yield:	1.517%	1.879%
Spread to Benchmark Treasury:	+ 90 bps	+ 115 bps
Yield to Maturity:	2.417%	3.029%

Annex A-1

Redemption Provisions/ Make-Whole Call:	At any time before September 15, 2031 (which is the date that is three months prior to the maturity date of the 2031 Sustainability Bonds (the “2031 Par Call Date”)), redeemable at the Treasury Rate applicable to the 2031 Sustainability Bonds + 15 bps. At any time on or after the 2031 Par Call Date, redeemable at par.	At any time before June 15, 2051 (which is the date that is six months prior to the maturity date of the 2051 Sustainability Bonds (the “2051 Par Call Date”)), redeemable at the Treasury Rate applicable to the 2051 Sustainability Bonds + 20 bps. At any time on or after the 2051 Par Call Date, redeemable at par.
CUSIP / ISIN:	26444H AK7/US26444HAK77	26444H AL5/US26444HAL50
Joint Book-Running Managers:

BofA Securities, Inc.

Goldman Sachs & Co. LLC

Mizuho Securities USA LLC

SMBC Nikko Securities America, Inc.

Truist Securities, Inc.
MUFG Securities Americas Inc.
Scotia Capital (USA) Inc.

TD Securities (USA) LLC

Co-Managers:

Loop Capital Markets LLC

Santander Investment Securities Inc.

Siebert Williams Shank & Co., LLC

Cabrera Capital Markets LLC

C.L. King & Associates, Inc.

Great Pacific Securities

Mischler Financial Group, Inc.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling BofA Securities, Inc. toll free at 1-800-294-1322, Goldman Sachs & Co. LLC toll free at 1-866-471-2526, Mizuho Securities USA LLC toll free at 1-866-271-7403, SMBC Nikko Securities America, Inc. toll free at 1-888-868-6856 or Truist Securities, Inc. toll free at 1-800-685-4786.

Annex A-2